UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  September 22, 2008

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA		91367-5021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following disclosure is made pursuant to Item 5.02(e) regarding officer compensation arrangements:

On September 22, 2008, the Registrant entered into an amended and restated employment agreement (the “Agreement”) with Stanley R. Zax, the Registrant’s Chairman and President (CEO).

Under the Agreement, Mr. Zax’s term of employment is extended to December 31, 2012 from December 31, 2009.  His annual base compensation remains at $2,500,000 (with such future increases as may be granted by the Compensation Committee) and he is entitled to discretionary bonuses and bonuses under the Registrant’s Executive Officer Bonus Plan (both as may be awarded by the Compensation Committee).

The Agreement contains similar terms and provisions as the prior agreement, except that Mr. Zax no longer has the right to terminate his employment upon a change in control for any reason and receive a severance payment.  Instead, under the new Agreement Mr. Zax (or his estate) only has the right to receive a lump-sum severance payment upon termination of employment in the following instances:

Death	One year’s compensation and one year’s bonus
Disability	One year’s compensation (less disability payments) and one year’s bonus
Without cause	Two years’ compensation and two years’ bonus
Good Reason	Two years’ compensation and two years’ bonus

Under the Agreement the Registrant will also continue to provide Mr. Zax and/or his family with insurance benefits for two years after termination, and the new Agreement clarifies that Mr. Zax is eligible to receive a pro-rata portion of his annual bonus in the year of termination (or the prior year’s bonus) in certain instances depending on the date within the year of his termination.

A copy of the Agreement is attached as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Not applicable

(d)  Exhibits

The following exhibit is filed as part of this report:

Number	Exhibit
10.1	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Stanley R. Zax

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated:	September 22, 2008	By	: /s/	Michael E. Jansen
			Name:	Michael E. Jansen
			Title:	Executive Vice President
and General Counsel

Index to Exhibits

Number	Exhibit
10.1	Amended and Restated Employment Agreement between Zenith National Insurance Corp. and Stanley R. Zax